Exhibit 10.3

                              Additional agreement
     to the Agreement for establishing a credit line # 250 dated May 6, 2002

City of Almaty                                                      June 6, 2002

     (1) Kazkommertsbank OJSC hereinafter referred to as "the Bank" in the person of the Managing Director Mr. Almat Turtaev acting on the basis of Power of attorney # 557 dated May 31, 2002, on the one side, and

     (2) Closed joint-stock company Karakudukmunay hereinafter referred to as "the Borrower" in the person of the General Director Mr. N. D. Klinchev acting on the basis of the Charter on the other side, hereinafter collectively referred to as "the Parties" and separately as mentioned above or as "the Party" have concluded this Additional agreement (hereinafter "the Additional agreement") to the Agreement for establishing a credit line # 250 dated May 6, 2002 (hereinafter "the Agreement") on the following:

          1. The Parties agreed to change Appendix # 3 to the Agreement and formulate it as set forth in Appendix # 1 to this Additional agreement, which is an integral part of it.

          2. The Parties agreed to change Appendix # 4 to the Agreement and formulate it as set forth in Appendix # 2 to this Additional agreement, which is an integral part of it.

          3. This Additional agreement is an integral part of the Agreement and comes into effect upon signing by authorized representatives of the Parties.

          4. This Additional agreement is executed in three copies having equal legal force: two copies for the Bank and one for the Borrower.


LEGAL ADDRESSES AND BANKING DETAILS OF THE PARTIES:
BANK: Kazkommertsbank OJSC - Republic of Kazakstan, Almaty, 480060, 135/H Gagarin av., correspondent account 900161126, MFO 190501926 in the Department of payment systems of the National Bank of the Republic of Kazakstan, RNN 600400055239, residency code 1, economy sector code 4;

BORROWER: Karakudukmunay
JSC - Republic of Kazakstan, Mangistau oblast, Aktau, 466200, District 3, Building 82, proceeds account 06467365, currency account 05070546 in Aktau affiliate of Kazkommertsbank OJSC, RNN 430600001175, residency code 1, economy sector code 7.

                           BANK                         COMPANY

                   --------------------           --------------------



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                                              Appendix # 1
                                              to Additional agreement
                                              dated June 6, 2002
                                              to Agreement for establishing
                                              a credit line # 250 of May 6, 2002


                                              Appendix # 3
                                              to Agreement for establishing
                                              a credit line # 250 of May 6, 2002


 Methods of ensuring fulfillment of the Company's Obligations under the Agreement

------------ ----------------------------------------------------------------------- ---------------------------------
 Item No.                              Method of ensuring                            Date by which security it to be
                                                                                                 provided
------------ ----------------------------------------------------------------------- ---------------------------------
1.           Pledge of money on the savings  account with  Kazkommertsbank  OJSC in  June 26, 2002 the amount of  2,597,000,000  (two billion  five hundred  ninety-seven million tenge)
------------ ----------------------------------------------------------------------- ---------------------------------
2.           Guarantee of Chaparral Resources, Inc.                                  June 26, 2002
------------ ----------------------------------------------------------------------- ---------------------------------
3.           Pledge  of all  shares of Closed  joint-stock  company  Karakudukmunay  June 26, 2002 belonging  to Central Asia  Petroleum  (Guernsey)  Limited  (shares of first issue numbering  100,000 [one hundred  thousand],  nominal value of one share is 75 (seventy five) tenge, NIN KZ1C32430216).
------------ ----------------------------------------------------------------------- ---------------------------------


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                           Bank                                                      Borrower
------------------------------------------------------------ ---------------------------------------------------------


                      ---------------                                            ---------------

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                                              Appendix # 2
                                              to Additional agreement
                                              dated June 6, 2002
                                              to Agreement for establishing
                                              a credit line # 250 of May 6, 2002


                                              Appendix # 4
                                              to Agreement for establishing
                                              a credit line # 250 of May 6, 2002

          Additional (including financial) Obligations of the Company:

1. Obtaining a written consent of Shell Capital Services Limited to conclusion of the Agreement for establishing a credit line between Kazkommertsbank OJSC and Closed joint-stock company Karakudukmunay with a limit of 33,000,000 (thirty three million) US dollars within 51 days of concluding this Agreement;

2. Obtaining a written consent of The Law Debenture Trust Corporation p.l.s. to participation of Central Asia Petroleum (Guernsey) Limited in the general shareholders meeting of the Closed joint-stock company Karakudukmunay that was held on April 19 and 20, 2002, and also confirming the right of Central Asia Petroleum (Guernsey) Limited to vote with the shares pledged to The Law Debenture Trust Corporation p.l.s. within 51 days of concluding this Agreement;

3. Signing a debt subordination agreement within 51 days of concluding this Agreement.

------------------------------------------------------------ ---------------------------------------------------------
                           Bank                                                      Borrower
------------------------------------------------------------ ---------------------------------------------------------



                      ---------------                                            ---------------

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